UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2026

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UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

_______________________

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, of United Rentals, Inc.	URI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective February 4, 2026, the Board of Directors (the "Board") of United Rentals, Inc. (the "Company") approved increasing the size of the Board from ten (10) directors to eleven (11) directors and appointed Alexander R. Taussig as an independent director of the Company to fill the vacancy.

As compensation for his service on the Board, Mr. Taussig will receive (i) annual retainer fees of $125,000 for serving as director; and (ii) an annual equity grant of $190,000 (which will be pro-rated for 2026, his initial year of appointment) in fully vested restricted stock units, generally to be paid after three years (subject to acceleration in certain circumstances). Mr. Taussig also will be eligible to participate in a medical benefits program (comparable to that offered to our employees), at his own cost, and in the Company's Deferred Compensation Plan for Directors, under which our non-employee directors may elect to defer receipt of the fees that would otherwise be payable to them. In accordance with the Company's customary practice, the Company entered into an indemnification agreement with Mr. Taussig substantially in the form filed as Exhibit 10(a) to the Company's Form 10-Q filed on October 15, 2014.

Board committee appointments will be decided at a future date.

There are no arrangements or understandings between Mr. Taussig and any other persons pursuant to which he was selected as a director, and there are no transactions involving Mr. Taussig that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company on February 4, 2026, which announces the appointment of Mr. Taussig, is attached hereto as Exhibit 99.1. The copy of the Company's press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by referenced into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of United Rentals, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2026

UNITED RENTALS, INC.
By: /s/ Joli L. Gross
Name: Joli L. Gross Title: Senior Vice President, Chief Legal and Sustainability Officer, Corporate Secretary

UNITED RENTALS (NORTH AMERICA) , INC.
By: /s/ Joli L. Gross
Name: Joli L. Gross Title: Senior Vice President, Chief Legal and Sustainability Officer, Corporate Secretary